UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2014

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)
(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Adoption of the Orchids Paper Products Company 2014 Stock Incentive Plan

On April 9, 2014, at a special meeting of stockholders (the “Special Meeting”), the stockholders of Orchids Paper Products Company (the “Company”) adopted and approved the Orchids Paper Products Company 2014 Stock Incentive Plan (the “2014 Plan”). Pursuant to the 2014 Plan 400,000 shares of the Company’s common stock, par value $0.001, (“Common Stock”) are reserved for issuance pursuant to awards made under that plan. A description of the 2014 Plan can be found in “Proposal 2—Approval of the Orchids Paper Products Company 2014 Stock Incentive Plan” in the Company’s Definitive Proxy Statement that was filed with the Securities and Exchange Commission (“SEC”) on March 5, 2014 (the “Proxy Statement”). The foregoing description is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Jeffrey Schoen Option Agreement

On April 9, 2014, at the Special Meeting, the stockholders also approved a grant to Jeffrey S. Schoen of an option (the “Schoen Option”) to purchase 400,000 shares of the Company’s Common Stock at the purchase price of $30.25 per share on the terms and conditions set forth in that certain Nonqualified Stock Option Agreement dated as of November 8, 2013 between Mr. Schoen and the Company (the “Option Agreement”). The Schoen Option was granted in connection with Mr. Schoen’s appointment as President and Chief Executive Officer of the Company, and will vest, if at all, in four equal tranches if and when the share price of the Common Stock closes at or above each of $34.788, $42.35, $51.425 and $60.50 for three consecutive business days. A description of the Schoen Option and the Option Agreement can be found in “Proposal 1—Approval of the Schoen Option” in the Proxy Statement. The foregoing description is qualified in its entirety by reference to the full text of the Option Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s amended Current Report on Form 8-K/A filed with the SEC on January 29, 2014, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 9, 2014, at the Special Meeting, the stockholders of the Company (i) approved the Schoen Option; and (ii) approved the adoption of the 2014 Plan. The proposals are described in detail in the Proxy Statement.

On March 4, 2014, the record date for the Special Meeting, 8,067,225 shares of the Company’s Common Stock were issued and outstanding, of which 5,347,593 were present at the Special Meeting for purposes of establishing a quorum. The final results of the votes regarding each proposal are set forth below.

1. Approval of the Schoen Option. The proposal to approve the Schoen Option was approved, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
4,393,738	905,008	48,847	-

2. Approval of the 2014 Plan. The adoption of the 2014 Plan was approved, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
4,710,047	596,677	40,869	-

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: April 10, 2014	By:	/s/ Keith R. Schroeder
Keith R. Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1*	Orchids Paper Products Company 2014 Stock Incentive Plan.
10.2

Nonqualified Stock Option Agreement dated as of November 8, 2013, between the Company and Jeffrey S. Schoen, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K/A (SEC Accession No. 0001144204-14-004735) filed with the Securities and Exchange Commission on January 29, 2014.

* Filed herewith